UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2025

BankUnited, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35039	27-0162450
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14817 Oak Lane,	Miami Lakes,	FL	33016
(Address of principal executive offices)			(Zip Code)

(Registrant’s telephone number, including area code): (305) 569-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.01 Par Value	BKU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The Board of Directors of BankUnited, Inc. (the “Company”) appointed James G. Mackey as the Company’s Chief Financial Officer (“CFO”) effective November 10, 2025 (the “Effective Date”). Mr. Mackey was hired on July 23, 2025 and served as the Senior Executive Vice President of Finance from August 15, 2025 to November 10, 2025. Leslie N. Lunak, who has served as the CFO of the Company since 2013, stepped down from this position on the Effective Date and will continue with the Company in the position of Executive Advisor through January 2026.

The Company previously disclosed the hiring of Mr. Mackey in the Current Report on Form 8-K filed with Securities and Exchange Commission on July 25, 2025. In that Form 8-K, the Company disclosed that Mr. Mackey was expected to succeed Ms. Lunak as CFO of the Company in November 2025 and disclosed the terms and conditions of the offer letter and the retention letter that the Company and Mr. Mackey entered into on July 22, 2025, which were filed as the exhibits to the prior 8-K and are incorporated by reference herein. The prior 8-K also set forth biographical information for Mr. Mackey which is incorporated by reference herein. There are no family relationships between Mr. Mackey and any director or executive officer of the Company that are required to be disclosed pursuant to Item 401(d) of Regulation S-K, and there are no arrangements or understandings between Mr. Mackey and any other persons pursuant to which Mr. Mackey was appointed to serve as CFO of the Company.

Item 7.01    Regulation FD Disclosure.

The Company’s press release announcing the appointment of Mr. Mackey as the Company’s CFO is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 10, 2025	BANKUNITED, INC.

/s/ Rajinder Singh
		Name:	Rajinder Singh
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 10, 2025
2